EXHIBIT 99


WFMBS 2005-3 (STRUCTURE) - Price/Yield - A1

Balance           $67,891,563.00  Delay           0
Coupon            10.736          Dated           4/25/2005
Settle            4/28/2005       First Payment   5/25/2005

      Prepay         300 PSA         100 PSA          5CPR          10CPR          15CPR          20CPR          25CPR         30CPR
             -----------------------------------------------------------------------------------------------------------------------
      102-28           6.887           6.612         6.557          6.749          6.768          6.663          6.492         6.276
             -----------------------------------------------------------------------------------------------------------------------
     102-28+           6.881           6.609         6.554          6.745          6.762          6.655          6.482         6.264
             -----------------------------------------------------------------------------------------------------------------------
      102-29           6.876           6.607         6.551          6.740          6.756          6.647          6.472         6.252
             -----------------------------------------------------------------------------------------------------------------------
     102-29+           6.870           6.604         6.548          6.736          6.750          6.639          6.462         6.240
             -----------------------------------------------------------------------------------------------------------------------
      102-30           6.865           6.601         6.545          6.731          6.743          6.631          6.452         6.228
             -----------------------------------------------------------------------------------------------------------------------
     102-30+           6.860           6.598         6.542          6.727          6.737          6.623          6.442         6.216
             -----------------------------------------------------------------------------------------------------------------------
      102-31           6.854           6.595         6.539          6.722          6.731          6.615          6.432         6.204
             -----------------------------------------------------------------------------------------------------------------------
     102-31+           6.849           6.592         6.536          6.718          6.725          6.606          6.422         6.192
             -----------------------------------------------------------------------------------------------------------------------
      103-00           6.843           6.589         6.534          6.714          6.719          6.598          6.412         6.180
             -----------------------------------------------------------------------------------------------------------------------
     103-00+           6.838           6.586         6.531          6.709          6.712          6.590          6.403         6.168
             -----------------------------------------------------------------------------------------------------------------------
      103-01           6.833           6.584         6.528          6.705          6.706          6.582          6.393         6.156
             -----------------------------------------------------------------------------------------------------------------------
     103-01+           6.827           6.581         6.525          6.700          6.700          6.574          6.383         6.145
             -----------------------------------------------------------------------------------------------------------------------
      103-02           6.822           6.578         6.522          6.696          6.694          6.566          6.373         6.133
             -----------------------------------------------------------------------------------------------------------------------
     103-02+           6.816           6.575         6.519          6.691          6.688          6.558          6.363         6.121
             -----------------------------------------------------------------------------------------------------------------------
      103-03           6.811           6.572         6.516          6.687          6.682          6.550          6.353         6.109
             -----------------------------------------------------------------------------------------------------------------------

         WAL           3.411           7.884         8.044          4.486          2.956          2.187          1.725         1.410



      Yield Curve Mat   6MO   2YR   3YR   5YR  10YR  30YR
                  Yld 1.873 2.476 2.796 3.367 4.154 4.954



                Forward 1MLibor Rate

                              1          3.3127
                              2          3.4578
                              3          3.5854
                              4          3.6703
                              5          3.7764
                              6          3.8667
                              7          3.9029
                              8          3.9784
                              9          4.0225
                             10          4.0452
                             11          4.1082
                             12          4.1535
                             13          4.1556
                             14          4.2012
                             15          4.2388
                             16          4.2478
                             17          4.2876
                             18          4.3175
                             19          4.3238
                             20          4.3569
                             21          4.3751
                             22          4.3598
                             23          4.3840
                             24          4.4004
                             25          4.3929
                             27          4.4299
                             28          4.4276
                             29          4.4480
                             30          4.4593
                             31          4.4575
                             32          4.4750
                             33          4.4844
                             34          4.4825
                             35          4.4986
                             36          4.5097
                             37          4.5131
                             38          4.5294
                             39          4.5397
                             40          4.5442
                             41          4.5596
                             42          4.5686
                             43          4.5735
                             44          4.5875
                             45          4.5959
                             46          4.6001
                             47          4.6136
                             48          4.6230
                             49          4.6284
                             50          4.6420
                             51          4.6510
                             52          4.6571
                             53          4.6701
                             54          4.6786
                             55          4.6854
                             56          4.6976
                             57          4.7058
                             58          4.7124
                             59          4.7245
                             60          4.7327
                             61          4.7385
                             62          4.7505
                             63          4.7636
                             64          4.7752
                             65          4.7734
                             66          4.7826
                             67          4.7952
                             68          4.8074
                             69          4.8195
                             70          4.8307
                             71          4.8260
                             72          4.8346
                             73          4.8465
                             74          4.8586
                             75          4.8705
                             76          4.8811
                             77          4.8811
                             78          4.8899
                             79          4.9015
                             80          4.9129
                             81          4.9242
                             82          4.9351
                             83          4.9384
                             84          4.9481
                             85          4.9593
                             86          4.9708
                             87          4.9820
                             88          4.9922
                             89          4.9933
                             90          5.0018
                             91          5.0129
                             92          5.0236
                             93          5.0341
                             94          5.0443
                             95          5.0441
                             96          5.0526
                             97          5.0632
                             98          5.0741
                             99          5.0848
                            100          5.0939
                            101          5.0915
                            102          5.0987
                            103          5.1093
                            104          5.1193
                            105          5.1291
                            106          5.1384
                            107          5.1320
                            108          5.1388
                            109          5.1487
                            110          5.1588
                            111          5.1688
                            112          5.1769
                            113          5.1715
                            114          5.1773
                            115          5.1871
                            116          5.1965
                            117          5.2054
                            118          5.2141
                            119          5.2069
                            120          5.2130
                            121          5.2221
                            122          5.2316
                            123          5.2408
                            124          5.2480
                            125          5.2398
                            126          5.2444
                            127          5.2535
                            128          5.2623
                            129          5.2707
                            130          5.2783
                            131          5.2653
                            132          5.2697
                            133          5.2780
                            134          5.2867
                            135          5.2951
                            136          5.3016
                            137          5.2930
                            138          5.2970
                            139          5.3054
                            140          5.3133
                            141          5.3206
                            142          5.3282
                            143          5.3215
                            144          5.3267
                            145          5.3343
                            146          5.3425
                            147          5.3503
                            148          5.3560
                            149          5.3456
                            150          5.3487
                            151          5.3565
                            152          5.3639
                            153          5.3706
                            154          5.3771
                            155          5.3625
                            156          5.3656
                            157          5.3726
                            158          5.3801
                            159          5.3872
                            160          5.3916
                            161          5.3752
                            162          5.3762
                            163          5.3833
                            164          5.3899
                            165          5.3958
                            166          5.4012
                            167          5.3787
                            168          5.3796
                            169          5.3858
                            170          5.3924
                            171          5.3988
                            172          5.4018
                            173          5.3798
                            174          5.3789
                            175          5.3851
                            176          5.3909
                            177          5.3963
                            178          5.4005
                            179          5.3747
                            180          5.3743
                            181          5.3795
                            182          5.3853
                            183          5.3908
                            184          5.3934
                            185          5.3745
                            186          5.3736
                            187          5.3791
                            188          5.3841
                            189          5.3882
                            190          5.3923
                            191          5.3709
                            192          5.3708
                            193          5.3753
                            194          5.3804
                            195          5.3851
                            196          5.3869
                            197          5.3670
                            198          5.3653
                            199          5.3701
                            200          5.3744
                            201          5.3778
                            202          5.3812
                            203          5.3586
                            204          5.3577
                            205          5.3615
                            206          5.3660
                            207          5.3701
                            208          5.3711
                            209          5.3500
                            210          5.3475
                            211          5.3516
                            212          5.3553
                            213          5.3580
                            214          5.3608
                            215          5.3368
                            216          5.3352
                            217          5.3384
                            218          5.3422
                            219          5.3456
                            220          5.3459
                            221          5.3234
                            222          5.3201
                            223          5.3236
                            224          5.3267
                            225          5.3291
                            226          5.3310
                            227          5.3055
                            228          5.3031
                            229          5.3056
                            230          5.3088
                            231          5.3116
                            232          5.3112
                            233          5.2874
                            234          5.2833
                            235          5.2862
                            236          5.2887
                            237          5.2901
                            238          5.2917
                            239          5.2654
                            240          5.2624
                            241          5.2643
                            242          5.2669
                            243          5.2691
                            244          5.2684
                            245          5.2464
                            246          5.2424
                            247          5.2446
                            248          5.2465
                            249          5.2474
                            250          5.2488
                            251          5.2273
                            252          5.2248
                            253          5.2262
                            254          5.2282
                            255          5.2300
                            256          5.2292
                            257          5.2120
                            258          5.2087
                            259          5.2105
                            260          5.2120
                            261          5.2125
                            262          5.2138
                            263          5.1970
                            264          5.1951
                            265          5.1961
                            266          5.1978
                            267          5.1992
                            268          5.1986
                            269          5.1855
                            270          5.1830
                            271          5.1845
                            272          5.1857
                            273          5.1862
                            274          5.1872
                            275          5.1746
                            276          5.1735
                            277          5.1742
                            278          5.1756
                            279          5.1767
                            280          5.1763
                            281          5.1672
                            282          5.1654
                            283          5.1667
                            284          5.1676
                            285          5.1675
                            286          5.1689
                            287          5.1604
                            288          5.1599
                            289          5.1605
                            290          5.1617
                            291          5.1626
                            292          5.1624
                            293          5.1569
                            294          5.1558
                            295          5.1570
                            296          5.1578
                            297          5.1576
                            298          5.1588
                            299          5.1490
                            300          5.1481
                            301          5.1485
                            302          5.1496
                            303          5.1504
                            304          5.1494
                            305          5.1377
                            306          5.1350
                            307          5.1360
                            308          5.1366
                            309          5.1361
                            310          5.1370
                            311          5.1254
                            312          5.1240
                            313          5.1242
                            314          5.1251
                            315          5.1256
                            316          5.1247
                            317          5.1159
                            318          5.1138
                            319          5.1146
                            320          5.1151
                            321          5.1148
                            322          5.1154
                            323          5.1068
                            324          5.1058
                            325          5.1058
                            326          5.1066
                            327          5.1070
                            328          5.1063
                            329          5.1003
                            330          5.0987
                            331          5.0994
                            332          5.0997
                            333          5.0989
                            334          5.0999
                            335          5.0942
                            336          5.0937
                            337          5.0936
                            338          5.0943
                            339          5.0946
                            340          5.0941
                            341          5.0906
                            342          5.0896
                            343          5.0902
                            344          5.0904
                            345          5.0896
                            346          5.0907
                            347          5.0876
                            348          5.0876
                            349          5.0875
                            350          5.0881
                            351          5.0883
                            352          5.0880
                            353          5.0870
                            354          5.0865
                            355          5.0871
                            356          5.0873
                            357          5.0873
                            358          5.0873
                            359          5.0873
                            360          5.0873


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 2005-3 (STRUCTURE) - Price/Yield - A6

Balance          $9,007,286.00    Delay            0
Coupon           13.31            Dated            4/25/2005
Settle           4/28/2005        First Payment    5/25/2005

    Prepay            4 CPR            6 CPR            8 CPR            10 CPR           12 CPR           15 CPR
           -------------------------------------------------------------------------------------------------------
    102-00            6.126            6.475            7.583             7.827            7.827            7.827
           -------------------------------------------------------------------------------------------------------
    102-01            6.122            6.468            7.565             7.791            7.791            7.791
           -------------------------------------------------------------------------------------------------------
    102-02            6.118            6.462            7.547             7.755            7.755            7.755
           -------------------------------------------------------------------------------------------------------
    102-03            6.114            6.455            7.529             7.719            7.719            7.719
           -------------------------------------------------------------------------------------------------------
    102-04            6.110            6.449            7.511             7.684            7.684            7.684
           -------------------------------------------------------------------------------------------------------
    102-05            6.105            6.442            7.493             7.648            7.648            7.648
           -------------------------------------------------------------------------------------------------------
    102-06            6.101            6.436            7.475             7.612            7.612            7.612
           -------------------------------------------------------------------------------------------------------
    102-07            6.097            6.429            7.457             7.576            7.576            7.576
           -------------------------------------------------------------------------------------------------------
    102-08            6.093            6.423            7.439             7.541            7.541            7.541
           -------------------------------------------------------------------------------------------------------
    102-09            6.089            6.416            7.421             7.505            7.505            7.505
           -------------------------------------------------------------------------------------------------------
    102-10            6.085            6.410            7.404             7.469            7.469            7.469
           -------------------------------------------------------------------------------------------------------
    102-11            6.080            6.403            7.386             7.434            7.434            7.434
           -------------------------------------------------------------------------------------------------------
    102-12            6.076            6.397            7.368             7.398            7.398            7.398
           -------------------------------------------------------------------------------------------------------
    102-13            6.072            6.390            7.350             7.363            7.363            7.363
           -------------------------------------------------------------------------------------------------------
    102-14            6.068            6.384            7.332             7.327            7.327            7.327
           -------------------------------------------------------------------------------------------------------
    102-15            6.064            6.377            7.314             7.291            7.291            7.291
           -------------------------------------------------------------------------------------------------------
    102-16            6.060            6.371            7.296             7.256            7.256            7.256
           -------------------------------------------------------------------------------------------------------

       WAL            13.31             7.69             2.14              0.94             0.94             0.94


                Forward 1MLibor  Rate
                             1          3.3127
                             2          3.4578
                             3          3.5854
                             4          3.6703
                             5          3.7764
                             6          3.8667
                             7          3.9029
                             8          3.9784
                             9          4.0225
                            10          4.0452
                            11          4.1082
                            12          4.1535
                            13          4.1556
                            14          4.2012
                            15          4.2388
                            16          4.2478
                            17          4.2876
                            18          4.3175
                            19          4.3238
                            20          4.3569
                            21          4.3751
                            22          4.3598
                            23          4.3840
                            24          4.4004
                            25          4.3929
                            26          4.4153
                            27          4.4299
                            28          4.4276
                            29          4.4480
                            30          4.4593
                            31          4.4575
                            32          4.4750
                            33          4.4844
                            34          4.4825
                            35          4.4986
                            36          4.5097
                            37          4.5131
                            38          4.5294
                            39          4.5397
                            40          4.5442
                            41          4.5596
                            42          4.5686
                            43          4.5735
                            44          4.5875
                            45          4.5959
                            46          4.6001
                            47          4.6136
                            48          4.6230
                            49          4.6284
                            50          4.6420
                            51          4.6510
                            52          4.6571
                            53          4.6701
                            54          4.6786
                            55          4.6854
                            56          4.6976
                            57          4.7058
                            58          4.7124
                            59          4.7245
                            60          4.7327
                            61          4.7385
                            62          4.7505
                            63          4.7636
                            64          4.7752
                            65          4.7734
                            66          4.7826
                            67          4.7952
                            68          4.8074
                            69          4.8195
                            70          4.8307
                            71          4.8260
                            72          4.8346
                            73          4.8465
                            74          4.8586
                            75          4.8705
                            76          4.8811
                            77          4.8811
                            78          4.8899
                            79          4.9015
                            80          4.9129
                            81          4.9242
                            82          4.9351
                            83          4.9384
                            84          4.9481
                            85          4.9593
                            86          4.9708
                            87          4.9820
                            88          4.9922
                            89          4.9933
                            90          5.0018
                            91          5.0129
                            92          5.0236
                            93          5.0341
                            94          5.0443
                            95          5.0441
                            96          5.0526
                            97          5.0632
                            98          5.0741
                            99          5.0848
                           100          5.0939
                           101          5.0915
                           102          5.0987
                           103          5.1093
                           104          5.1193
                           105          5.1291
                           106          5.1384
                           107          5.1320
                           108          5.1388
                           109          5.1487
                           110          5.1588
                           111          5.1688
                           112          5.1769
                           113          5.1715
                           114          5.1773
                           115          5.1871
                           116          5.1965
                           117          5.2054
                           118          5.2141
                           119          5.2069
                           120          5.2130
                           121          5.2221
                           122          5.2316
                           123          5.2408
                           124          5.2480
                           125          5.2398
                           126          5.2444
                           127          5.2535
                           128          5.2623
                           129          5.2707
                           130          5.2783
                           131          5.2653
                           132          5.2697
                           133          5.2780
                           134          5.2867
                           135          5.2951
                           136          5.3016
                           137          5.2930
                           138          5.2970
                           139          5.3054
                           140          5.3133
                           141          5.3206
                           142          5.3282
                           143          5.3215
                           144          5.3267
                           145          5.3343
                           146          5.3425
                           147          5.3503
                           148          5.3560
                           149          5.3456
                           150          5.3487
                           151          5.3565
                           152          5.3639
                           153          5.3706
                           154          5.3771
                           155          5.3625
                           156          5.3656
                           157          5.3726
                           158          5.3801
                           159          5.3872
                           160          5.3916
                           161          5.3752
                           162          5.3762
                           163          5.3833
                           164          5.3899
                           165          5.3958
                           166          5.4012
                           167          5.3787
                           168          5.3796
                           169          5.3858
                           170          5.3924
                           171          5.3988
                           172          5.4018
                           173          5.3798
                           174          5.3789
                           175          5.3851
                           176          5.3909
                           177          5.3963
                           178          5.4005
                           179          5.3747
                           180          5.3743
                           181          5.3795
                           182          5.3853
                           183          5.3908
                           184          5.3934
                           185          5.3745
                           186          5.3736
                           187          5.3791
                           188          5.3841
                           189          5.3882
                           190          5.3923
                           191          5.3709
                           192          5.3708
                           193          5.3753
                           194          5.3804
                           195          5.3851
                           196          5.3869
                           197          5.3670
                           198          5.3653
                           199          5.3701
                           200          5.3744
                           201          5.3778
                           202          5.3812
                           203          5.3586
                           204          5.3577
                           205          5.3615
                           206          5.3660
                           207          5.3701
                           208          5.3711
                           209          5.3500
                           210          5.3475
                           211          5.3516
                           212          5.3553
                           213          5.3580
                           214          5.3608
                           215          5.3368
                           216          5.3352
                           217          5.3384
                           218          5.3422
                           219          5.3456
                           220          5.3459
                           221          5.3234
                           222          5.3201
                           223          5.3236
                           224          5.3267
                           225          5.3291
                           226          5.3310
                           227          5.3055
                           228          5.3031
                           229          5.3056
                           230          5.3088
                           231          5.3116
                           232          5.3112
                           233          5.2874
                           234          5.2833
                           235          5.2862
                           236          5.2887
                           237          5.2901
                           238          5.2917
                           239          5.2654
                           240          5.2624
                           241          5.2643
                           242          5.2669
                           243          5.2691
                           244          5.2684
                           245          5.2464
                           246          5.2424
                           247          5.2446
                           248          5.2465
                           249          5.2474
                           250          5.2488
                           251          5.2273
                           252          5.2248
                           253          5.2262
                           254          5.2282
                           255          5.2300
                           256          5.2292
                           257          5.2120
                           258          5.2087
                           259          5.2105
                           260          5.2120
                           261          5.2125
                           262          5.2138
                           263          5.1970
                           264          5.1951
                           265          5.1961
                           266          5.1978
                           267          5.1992
                           268          5.1986
                           269          5.1855
                           270          5.1830
                           271          5.1845
                           272          5.1857
                           273          5.1862
                           274          5.1872
                           275          5.1746
                           276          5.1735
                           277          5.1742
                           278          5.1756
                           279          5.1767
                           280          5.1763
                           281          5.1672
                           282          5.1654
                           283          5.1667
                           284          5.1676
                           285          5.1675
                           286          5.1689
                           287          5.1604
                           288          5.1599
                           289          5.1605
                           290          5.1617
                           291          5.1626
                           292          5.1624
                           293          5.1569
                           294          5.1558
                           295          5.1570
                           296          5.1578
                           297          5.1576
                           298          5.1588
                           299          5.1490
                           300          5.1481
                           301          5.1485
                           302          5.1496
                           303          5.1504
                           304          5.1494
                           305          5.1377
                           306          5.1350
                           307          5.1360
                           308          5.1366
                           309          5.1361
                           310          5.1370
                           311          5.1254
                           312          5.1240
                           313          5.1242
                           314          5.1251
                           315          5.1256
                           316          5.1247
                           317          5.1159
                           318          5.1138
                           319          5.1146
                           320          5.1151
                           321          5.1148
                           322          5.1154
                           323          5.1068
                           324          5.1058
                           325          5.1058
                           326          5.1066
                           327          5.1070
                           328          5.1063
                           329          5.1003
                           330          5.0987
                           331          5.0994
                           332          5.0997
                           333          5.0989
                           334          5.0999
                           335          5.0942
                           336          5.0937
                           337          5.0936
                           338          5.0943
                           339          5.0946
                           340          5.0941
                           341          5.0906
                           342          5.0896
                           343          5.0902
                           344          5.0904
                           345          5.0896
                           346          5.0907
                           347          5.0876
                           348          5.0876
                           349          5.0875
                           350          5.0881
                           351          5.0883
                           352          5.0880
                           353          5.0870
                           354          5.0865
                           355          5.0871
                           356          5.0873
                           357          5.0873
                           358          5.0873
                           359          5.0873
                           360          5.0873


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

WFMBS 2005-3 (STRUCTURE) - Price/Yield - A6

Balance             $9,007,286.00     Delay             0
Coupon              13.31             Dated             4/25/2005
Settle              4/28/2005         First Payment     5/25/2005

    Prepay             SCEN1             SCEN2            SCEN3             SCEN4            SCEN5            SCEN6          SCEN7
           ------------------------------------------------------------------------------------------------------------------------
    102-00             7.741             7.706            6.948             7.797            6.649            7.972          7.217
           ------------------------------------------------------------------------------------------------------------------------
    102-01             7.718             7.693            6.935             7.777            6.640            7.952          7.208
           ------------------------------------------------------------------------------------------------------------------------
    102-02             7.695             7.681            6.923             7.758            6.630            7.932          7.199
           ------------------------------------------------------------------------------------------------------------------------
    102-03             7.672             7.668            6.911             7.738            6.621            7.912          7.190
           ------------------------------------------------------------------------------------------------------------------------
    102-04             7.649             7.655            6.899             7.719            6.612            7.892          7.181
           ------------------------------------------------------------------------------------------------------------------------
    102-05             7.625             7.643            6.887             7.699            6.602            7.872          7.172
           ------------------------------------------------------------------------------------------------------------------------
    102-06             7.602             7.630            6.875             7.680            6.593            7.852          7.163
           ------------------------------------------------------------------------------------------------------------------------
    102-07             7.579             7.618            6.863             7.660            6.584            7.832          7.154
           ------------------------------------------------------------------------------------------------------------------------
    102-08             7.556             7.605            6.852             7.641            6.574            7.812          7.145
           ------------------------------------------------------------------------------------------------------------------------
    102-09             7.533             7.592            6.840             7.621            6.565            7.792          7.136
           ------------------------------------------------------------------------------------------------------------------------
    102-10             7.510             7.580            6.828             7.602            6.556            7.772          7.127
           ------------------------------------------------------------------------------------------------------------------------
    102-11             7.487             7.567            6.816             7.582            6.547            7.753          7.118
           ------------------------------------------------------------------------------------------------------------------------
    102-12             7.464             7.555            6.804             7.563            6.537            7.733          7.109
           ------------------------------------------------------------------------------------------------------------------------
    102-13             7.442             7.542            6.792             7.543            6.528            7.713          7.100
           ------------------------------------------------------------------------------------------------------------------------
    102-14             7.419             7.529            6.780             7.524            6.519            7.693          7.091
           ------------------------------------------------------------------------------------------------------------------------
    102-15             7.396             7.517            6.768             7.504            6.510            7.673          7.083
           ------------------------------------------------------------------------------------------------------------------------
    102-16             7.373             7.504            6.756             7.485            6.500            7.653          7.074
           ------------------------------------------------------------------------------------------------------------------------

       WAL              1.60              3.05             3.74              1.86             5.11             1.81           4.82

              SCEN1 4 for 3 6 for 3 18 for 6 8                       CPR
              SCEN2 4 for 6 6 for 6 7 for 12 8 for 12 9              CPR
              SCEN3 5 for 2 24 for 2 38 for 2 22 for 1 7 for 24 9    CPR
              SCEN4 20 for 2 7 for 6 8 for 24 9 for 24 10            CPR
              SCEN5 3 for 3 22 for 4 6 for 12 7                      CPR
              SCEN6 4 for 12 18 for 6 8                              CPR
              SCEN7 3 for 3 5 for 6 6 for 12 7 for 12 8              CPR


                Forward 1MLibor   Rate
                        1          3.3127
                        2          3.4578
                        3          3.5854
                        4          3.6703
                        5          3.7764
                        6          3.8667
                        7          3.9029
                        8          3.9784
                        9          4.0225
                       10          4.0452
                       11          4.1082
                       12          4.1535
                       13          4.1556
                       14          4.2012
                       15          4.2388
                       16          4.2478
                       17          4.2876
                       18          4.3175
                       19          4.3238
                       20          4.3569
                       21          4.3751
                       22          4.3598
                       23          4.3840
                       24          4.4004
                       25          4.3929
                       26          4.4153
                       27          4.4299
                       28          4.4276
                       29          4.4480
                       30          4.4593
                       31          4.4575
                       32          4.4750
                       33          4.4844
                       34          4.4825
                       35          4.4986
                       36          4.5097
                       37          4.5131
                       38          4.5294
                       39          4.5397
                       40          4.5442
                       41          4.5596
                       42          4.5686
                       43          4.5735
                       44          4.5875
                       45          4.5959
                       46          4.6001
                       47          4.6136
                       48          4.6230
                       49          4.6284
                       50          4.6420
                       51          4.6510
                       52          4.6571
                       53          4.6701
                       54          4.6786
                       55          4.6854
                       56          4.6976
                       57          4.7058
                       58          4.7124
                       59          4.7245
                       60          4.7327
                       61          4.7385
                       62          4.7505
                       63          4.7636
                       64          4.7752
                       65          4.7734
                       66          4.7826
                       67          4.7952
                       68          4.8074
                       69          4.8195
                       70          4.8307
                       71          4.8260
                       72          4.8346
                       73          4.8465
                       74          4.8586
                       75          4.8705
                       76          4.8811
                       77          4.8811
                       78          4.8899
                       79          4.9015
                       80          4.9129
                       81          4.9242
                       82          4.9351
                       83          4.9384
                       84          4.9481
                       85          4.9593
                       86          4.9708
                       87          4.9820
                       88          4.9922
                       89          4.9933
                       90          5.0018
                       91          5.0129
                       92          5.0236
                       93          5.0341
                       94          5.0443
                       95          5.0441
                       96          5.0526
                       97          5.0632
                       98          5.0741
                       99          5.0848
                      100          5.0939
                      101          5.0915
                      102          5.0987
                      103          5.1093
                      104          5.1193
                      105          5.1291
                      106          5.1384
                      107          5.1320
                      108          5.1388
                      109          5.1487
                      110          5.1588
                      111          5.1688
                      112          5.1769
                      113          5.1715
                      114          5.1773
                      115          5.1871
                      116          5.1965
                      117          5.2054
                      118          5.2141
                      119          5.2069
                      120          5.2130
                      121          5.2221
                      122          5.2316
                      123          5.2408
                      124          5.2480
                      125          5.2398
                      126          5.2444
                      127          5.2535
                      128          5.2623
                      129          5.2707
                      130          5.2783
                      131          5.2653
                      132          5.2697
                      133          5.2780
                      134          5.2867
                      135          5.2951
                      136          5.3016
                      137          5.2930
                      138          5.2970
                      139          5.3054
                      140          5.3133
                      141          5.3206
                      142          5.3282
                      143          5.3215
                      144          5.3267
                      145          5.3343
                      146          5.3425
                      147          5.3503
                      148          5.3560
                      149          5.3456
                      150          5.3487
                      151          5.3565
                      152          5.3639
                      153          5.3706
                      154          5.3771
                      155          5.3625
                      156          5.3656
                      157          5.3726
                      158          5.3801
                      159          5.3872
                      160          5.3916
                      161          5.3752
                      162          5.3762
                      163          5.3833
                      164          5.3899
                      165          5.3958
                      166          5.4012
                      167          5.3787
                      168          5.3796
                      169          5.3858
                      170          5.3924
                      171          5.3988
                      172          5.4018
                      173          5.3798
                      174          5.3789
                      175          5.3851
                      176          5.3909
                      177          5.3963
                      178          5.4005
                      179          5.3747
                      180          5.3743
                      181          5.3795
                      182          5.3853
                      183          5.3908
                      184          5.3934
                      185          5.3745
                      186          5.3736
                      187          5.3791
                      188          5.3841
                      189          5.3882
                      190          5.3923
                      191          5.3709
                      192          5.3708
                      193          5.3753
                      194          5.3804
                      195          5.3851
                      196          5.3869
                      197          5.3670
                      198          5.3653
                      199          5.3701
                      200          5.3744
                      201          5.3778
                      202          5.3812
                      203          5.3586
                      204          5.3577
                      205          5.3615
                      206          5.3660
                      207          5.3701
                      208          5.3711
                      209          5.3500
                      210          5.3475
                      211          5.3516
                      212          5.3553
                      213          5.3580
                      214          5.3608
                      215          5.3368
                      216          5.3352
                      217          5.3384
                      218          5.3422
                      219          5.3456
                      220          5.3459
                      221          5.3234
                      222          5.3201
                      223          5.3236
                      224          5.3267
                      225          5.3291
                      226          5.3310
                      227          5.3055
                      228          5.3031
                      229          5.3056
                      230          5.3088
                      231          5.3116
                      232          5.3112
                      233          5.2874
                      234          5.2833
                      235          5.2862
                      236          5.2887
                      237          5.2901
                      238          5.2917
                      239          5.2654
                      240          5.2624
                      241          5.2643
                      242          5.2669
                      243          5.2691
                      244          5.2684
                      245          5.2464
                      246          5.2424
                      247          5.2446
                      248          5.2465
                      249          5.2474
                      250          5.2488
                      251          5.2273
                      252          5.2248
                      253          5.2262
                      254          5.2282
                      255          5.2300
                      256          5.2292
                      257          5.2120
                      258          5.2087
                      259          5.2105
                      260          5.2120
                      261          5.2125
                      262          5.2138
                      263          5.1970
                      264          5.1951
                      265          5.1961
                      266          5.1978
                      267          5.1992
                      268          5.1986
                      269          5.1855
                      270          5.1830
                      271          5.1845
                      272          5.1857
                      273          5.1862
                      274          5.1872
                      275          5.1746
                      276          5.1735
                      277          5.1742
                      278          5.1756
                      279          5.1767
                      280          5.1763
                      281          5.1672
                      282          5.1654
                      283          5.1667
                      284          5.1676
                      285          5.1675
                      286          5.1689
                      287          5.1604
                      288          5.1599
                      289          5.1605
                      290          5.1617
                      291          5.1626
                      292          5.1624
                      293          5.1569
                      294          5.1558
                      295          5.1570
                      296          5.1578
                      297          5.1576
                      298          5.1588
                      299          5.1490
                      300          5.1481
                      301          5.1485
                      302          5.1496
                      303          5.1504
                      304          5.1494
                      305          5.1377
                      306          5.1350
                      307          5.1360
                      308          5.1366
                      309          5.1361
                      310          5.1370
                      311          5.1254
                      312          5.1240
                      313          5.1242
                      314          5.1251
                      315          5.1256
                      316          5.1247
                      317          5.1159
                      318          5.1138
                      319          5.1146
                      320          5.1151
                      321          5.1148
                      322          5.1154
                      323          5.1068
                      324          5.1058
                      325          5.1058
                      326          5.1066
                      327          5.1070
                      328          5.1063
                      329          5.1003
                      330          5.0987
                      331          5.0994
                      332          5.0997
                      333          5.0989
                      334          5.0999
                      335          5.0942
                      336          5.0937
                      337          5.0936
                      338          5.0943
                      339          5.0946
                      340          5.0941
                      341          5.0906
                      342          5.0896
                      343          5.0902
                      344          5.0904
                      345          5.0896
                      346          5.0907
                      347          5.0876
                      348          5.0876
                      349          5.0875
                      350          5.0881
                      351          5.0883
                      352          5.0880
                      353          5.0870
                      354          5.0865
                      355          5.0871
                      356          5.0873
                      357          5.0873
                      358          5.0873
                      359          5.0873
                      360          5.0873


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.